Exhibit 1.01

Cirrus Logic, Inc.
Conflict Minerals Report
For the Year Ended December 31, 2020

I.Introduction
This Conflict Minerals Report (the “Report”) has been prepared by Cirrus Logic, Inc. (the “Company”) pursuant to Rule 13p-1 and Form SD (the “Rule”), which were promulgated under the Securities Exchange Act of 1934. The Report covers the reporting period January 1, 2020 to December 31, 2020. The Securities and Exchange Commission (the “SEC”) adopted the Rule to implement the reporting and disclosure requirements related to “conflict minerals” as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain certain specified materials that are necessary to the functionality or production of their products. The specified materials, which are collectively referred to as the “Conflict Minerals,” are defined by the SEC as cassiterite, columbite-tantalite, gold, wolframite, or their derivatives, which are limited to tin, tantalum, tungsten, and gold (the “3TG” minerals).

According to the Rule, if a registrant has reason to believe that any of the 3TG minerals in their supply chain may have originated in the Covered Countries, or if the registrant is unable to determine that the 3TG minerals either did not originate in the Covered Countries or were from recycled or scrap sources, then the issuer must exercise due diligence on the source and chain of custody of the 3TG minerals. The “Covered Countries” for the purposes of the Rule and this Report are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia, and Angola. The registrant must annually submit a report, a Conflict Minerals Report (the “CMR”), to the SEC that includes a description of those due diligence measures.

This Report has been prepared by management of the Company, and includes the activities of all majority-owned subsidiaries and entities that are required to be consolidated. The Company did not subject this Report to an independent private sector audit since we do not believe such an audit was required based on the guidance provided by the SEC in its “Statement of the Effect of the Recent Court of Appeals Decision on the Conflict Minerals Rule” dated April 29, 2014.

Company Overview
The Company is a leader in low-power, high-precision mixed-signal processing solutions that create innovative user experiences for the world’s top mobile and consumer applications.

Description of the Company’s Products Covered by this Report
This Report relates to products: (i) for which 3TG minerals are necessary to the functionality or production of that product; (ii) that were manufactured, or contracted to be manufactured, by the Company; and (iii) for which the manufacture was completed during calendar year 2020. For purposes of this Report, we have determined the following products include 3TG minerals that are necessary to the functionality or production of their products: (1) integrated circuits and (2) development boards (“Boards”) sold by the Company (collectively, the “Covered Products”).

II.Reasonable Country of Origin Inquiry
The Company has conducted a good faith reasonable country of origin inquiry (“RCOI”) regarding the 3TG minerals. This RCOI was reasonably designed to determine whether any of the 3TG minerals originated in the Covered Countries and whether any of the 3TG minerals may be from recycled or scrap sources. To conduct the RCOI, we requested our suppliers to report the origin of the 3TG minerals used in the manufacture of our products. Specifically, suppliers were expected to utilize the Responsible Minerals Initiative (“RMI”) Conflict Minerals Reporting Template (“CMRT”) to report on the use of 3TG minerals used in the manufacture of our products.

Annex I includes a summary of the country of origin information collected as a result of our RCOI. The data on which we relied for certain statements in this report was obtained through our membership in the RMI, using the Reasonable Country of Origin Inquiry report for member “CRUS.”

III.Due Diligence Design and Performance
1.Due Diligence Design:
Our due diligence measures have been designed to conform with the framework provided by the Organisation for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (the “OECD Guidance”).

In conjunction with its due diligence process, the Company has adopted a policy relating to 3TG minerals (the “Conflict Minerals Policy”), incorporating the standards set forth in the OECD Guidance. The Conflict Minerals Policy states that, to promote stability and security, we expect our suppliers to source materials from environmentally and socially responsible supply chains; we forbid our suppliers from placing an outright ban on procuring minerals from the Covered Countries. In addition, the Conflict Minerals Policy states that our suppliers must report at least annually the origin of the 3TG minerals by identifying smelters or refiners (“SORs”) used in the manufacture of our products. As outlined in the OECD Guidance, we also participate in groups and forums focused on responsible sourcing of the 3TG minerals, including the Responsible Business Alliance (“RBA”) and the Global e-Sustainability Initiative (“GeSI”) Conflict-Free Smelter Program (“CFSP”), which provides suppliers an independent, third-party audit that determines which smelters and refiners can be verified as having systems in place to responsibly source minerals in line with current global standards.

Summarized below are the design components of our conflict minerals program as they relate to the five-step framework as provided by the OECD Guidance:

◦Establishment of a strong company management system through:
•The adoption of a Conflict Minerals Policy;
•The establishment of an internal team of subject matter experts that includes members of our supply chain, purchasing, legal, and quality organizations, and is managed by our General Counsel;
•The institution of processes for new suppliers of our integrated circuits whereby conflict mineral conformance is discussed during initial business reviews;
•The inclusion of a flow-down clause in new or renewed supplier contracts relating to the sourcing of 3TG minerals;
•The requirement that our integrated circuit suppliers abide by the Cirrus Logic Supplier Code of Conduct, which is based on the RBA Code of Conduct;
•The communication of our Supplier Code of Conduct to our suppliers with, in certain cases, accompanying training;
•Participation in RMI initiatives; and
•The provision of multiple communication channels to serve as grievance mechanisms for early warning risk awareness, including the availability of an anonymous reporting hotline available for reporting possible violations of the Company’s policies.

◦Identification and assessment of risks in the supply chain by:
•Identifying first-tier suppliers to engage in our due diligence efforts;
•For select subcontractors associated with the manufacture of our integrated circuit products, incorporating conflict minerals data review as part of our annual quality audits;
•Conducting a survey of our direct supply chain using the template known as the RMI CMRT;
•Reviewing and validating smelter information provided by suppliers and working with our supply chain to correct any inaccuracies in reporting;
•Requiring sourcing only from SORs that are CFSP conformant or that have successfully undergone a similar independent third-party audit verification;
•Comparing the smelters identified by our suppliers against lists of smelters that are conformant with RMI’s Responsible Minerals Assurance Process (“RMAP”);
•Identifying smelter usage by greatest risk and prioritizing efforts, if any, associated with our due diligence with those smelters; and
•Participating in RMI as a member of the smelter engagement team (level one) to validate SORs and assist in efforts to encourage smelter participation in the RMAP.

◦Design and implement a strategy to respond to identified risks by:
•Responding to risks identified in the supply chain by confirming that all smelters identified in survey responses from our suppliers have been verified by the RMAP;
•Mitigating risks by performing direct outreach when necessary with smelters at risk for non-conformance to RMAP protocols to ensure continued compliance;
•Collaborating with our supply chain to apply appropriate and reasonable leverage to ensure identified risks are tracked and removing non-conformant and/or inactive SORs in a timely manner if such SORs are unable or unwilling to remediate identified risks; this is done in consultation with information that RMI makes available to its members;
•Exercising leverage over our upstream suppliers through contractual obligations and requirements to comply with our Supplier Code of Conduct, which is based on the RBA Code of Conduct and includes provisions requiring responsible sourcing of conflict minerals;
•Reporting on a quarterly basis to senior management, including the Company’s Senior Vice President of Supply Chain; Vice President of Engineering Operations; and Senior Vice President, General Counsel and Corporate Secretary, the status and findings derived from our due diligence efforts;
•Informing the Company’s Audit Committee yearly on our due diligence activities and Conflict Minerals Report;
•Designing and implementing training or recommendations for relevant first-tier suppliers as needed to improve their systems of transparency and control; and
•Communicating our Conflict Minerals Policy to suppliers.

◦Auditing supply chain due diligence by:
•Requesting our suppliers to report to us using an industry-developed audit program through RMI, in collaboration with the London Bullion Market Association (“LBMA”) and the Responsible Jewellery Council (“RJC”), that is administered by independent third- party auditors;
•Assessing the conflict minerals processes, procurement, and documentation of our suppliers;
•Achieving 100 percent participation rate of our integrated circuit and Board component suppliers in RMI’s audit program for at least the fourth consecutive year; and
•Supporting, through our participation in and financial support of, RMI’s efforts to determine mine or location of origin of conflict minerals as described on the RMI website at http://www.responsiblemineralsinitiative.org.

◦Reporting on supply chain due diligence:
•Communicate our Conflict Minerals Policy on our website at www.cirrus.com/company/quality/corporate-compliance/; and
•Report annually our Specialized Disclosure Report on Form SD and Conflict Mineral Report filed with the SEC and publicly communicated on our website at www.cirrus.com/company/quality/corporate-compliance/.

2. Due Diligence Measures Performed:

The Company exercised due diligence on the source and chain of custody of the 3TG minerals. Below is a description of the measures we performed for this         reporting period to exercise due diligence on the source and chain of custody of the necessary conflict minerals contained in our products:

◦Communicated our Conflict Minerals Policy to our suppliers;
◦Conducted a supply-chain survey of 11 direct suppliers of our integrated circuit products using the RMI’s CMRT, requesting information regarding the necessary conflict minerals and identification of smelter and refiners that process such minerals;
◦Conducted a supply-chain survey of 23 suppliers of our Boards using the RMI’s CMRT, requesting information regarding the necessary conflict minerals and identification of smelter and refiners that process such minerals;
◦Received responses to surveys from 100% of our suppliers with respect to our integrated circuits and Board component suppliers;
◦Reviewed survey data for completeness, and contacted those suppliers that we identified as having contained incomplete or potentially inaccurate information to seek additional clarifying information;
◦Compared smelters identified by our suppliers against lists of smelters certified as conflict free through the RMAP; and
◦Conducted Conflict Minerals Program Assessments of 11 suppliers and implemented program updates as necessary, focusing on the due diligence processes and policies of certain direct suppliers of our integrated circuit products.

IV. Results of Due Diligence Measures

Based on our due diligence efforts as it relates to our integrated circuits, we identified the facilities set forth in Annex II that potentially could have produced the necessary 3TG minerals in our products. Of the 221 smelters that we identified, 22 were believed to be potentially sourcing directly from the Covered Countries. However, none of the smelters identified in our supply chain are known to us as sourcing 3TG minerals that directly or indirectly finance or benefit armed groups in the DRC or adjoining countries. In Annex II, we have indicated the facilities identified in our supply chain as of 2 April 2021.

Based on our due diligence efforts as it relates to our Boards, we identified the facilities set forth in Annex III that potentially could have produced the necessary 3TG minerals in our products. Of the 248 identified smelters, 22 were believed to be potentially sourcing directly from Covered Countries. None of the smelters that were identified in our supply chain for our Board suppliers are known to us as sourcing 3TG minerals that directly or indirectly finance or benefit armed groups in the DRC or adjoining countries. In Annex III, we have indicated the facilities identified in our supply chain for Boards as of 13 April 2021.

V. Inherent Limitations and Risks with our Due Diligence Measures

The vast majority of our products that we sell are integrated circuits. We employ a “fabless” model for the manufacture, assembly, and test of our integrated circuits. We do not own or operate our own foundries or manufacturing facilities, and therefore, outsource our integrated circuit manufacturing to third-party foundries in Asia and Europe. We also outsource all product assembly, packaging and testing of our products to several assembly and test subcontractors in Asia.

With our fabless manufacturing strategy and our process for acquiring components for our Boards, we are a downstream consumer of certain 3TG minerals and our due diligence efforts can provide only reasonable, not absolute, assurance regarding the source and chain of custody for the necessary conflict minerals in the products that we sell. Our supply chain is complex, and there are multiple tiers between our company and the mine that ultimately supplies 3TG materials. Given our place in the supply chain, we have no direct relationships with smelters and refiners, and therefore, possess no independent means of determining the source and origin of conflict mineral ores processed by smelters and refiners. We are regularly monitoring the Smelter or Refiner (SOR) Master Tool prepared and distributed by RMI; we work with our suppliers to understand how those SORs whose status is flagged as “Not Eligible” or “Non-Conformant” fit into our supply chain and request their removal from our supply chain as appropriate. Our due diligence processes are based on the necessity of seeking data from our suppliers and component manufacturers, who similarly rely on their supply chains to identify the original sources of the necessary conflict minerals. We also rely, to a large extent, on information collected and provided by independent third-party audit programs. Such sources of information may yield inaccurate or incomplete information and may be subject to fraud. This concern may be exacerbated after the U.S. Securities & Exchange Commission’s statement on the Rule in April 2017 indicating that, in light of the regulatory uncertainties relating to the Rule, the staff of the SEC will not recommend an enforcement action if companies only file a Form SD, and not a Conflict Minerals Report, to the extent otherwise required to be filed as an exhibit under the Rule.

In addition, for Boards, we acquire components from various suppliers, upon whom we rely to perform their own due diligence with respect to the source of materials in those components. Further, component manufacturers are several tiers further from the mine level, which potentially could lead to less accurate and outdated data.

Additionally, the complete supply chain from the SORs to our final integrated circuits or Boards involves a complex multi-step process that may be subject to changes without our knowledge on a frequent basis. We seek sourcing data from directs suppliers on at least an annual basis and request that the data cover the entire reporting year. However, due to timing of our requests, there is a risk that the data that we acquire will not reflect every supplier in the supply chain during the relevant period.

Due to the COVID-19 pandemic, the Company and RBA may have postponed or adapted certain audits and assessments conducted during calendar year 2020 to comply with travel restrictions and/or local regulations; actions were taken to keep individuals safe while maintaining the quality of reviews.

VI. Future Steps to Mitigate Risks

Based on our efforts to collect data, we believe the main risks that we have identified are related to the lack of data and the quality of data. We intend to take the following steps to improve the due diligence conducted to further mitigate any risk that the necessary 3TG minerals in our products could benefit armed groups in the Covered Countries:
a.Continue to engage with suppliers and direct them to training resources to attempt to increase the response rate and improve the content of     the supplier survey responses, particularly with the suppliers of components for our Boards;
b.Incorporate conflict minerals data review as part of our annual quality audits that we perform on 100% of our subcontractors associated with the manufacture of our integrated circuit products;
c.Continue to participate with RMI to expand the smelters and refiners participating in the RMAP;
d.Continue to work with the OECD or relevant trade associations to define and improve best practices and encourage responsible sourcing of 3TG minerals, including from the Covered Countries, in accordance with the OECD Guidance; and
e.Encourage smelters to continue participation in Conflict-Free Smelter Program.

Annex I

Countries of Origin of 3TG
Argentina	Luxembourg
Armenia	Macau
Australia	Madagascar
Austria	Malaysia
Azerbaijan	Mali
Belgium	Malta
Benin	Mauritania
Bolivia	Mauritius
Botswana	Mexico
Brazil	Mongolia
Brunei	Morocco
Bulgaria	Mozambique
Burkina Faso	Myanmar
Burundi	Namibia
Cameroon	Netherlands
Canada	New Caledonia
Chile	New Zealand
China	Nicaragua
Colombia	Niger
Congo, Democratic Republic of the	Nigeria
Costa Rica	Norway
Cote d'Ivoire	Pakistan
Croatia	Panama
Cuba	Papua New Guinea
Cyprus	Paraguay
Czechia	Peru
Denmark	Philippines
Dominican Republic	Poland
Ecuador	Portugal
Egypt	Puerto Rico
El Salvador	Romania
Eritrea	Russia
Estonia	Russian Federation
Ethiopia	Rwanda
Fiji	San Marino
Finland	Saudi Arabia
French Guiana	Senegal
Gambia, The	Serbia
Georgia	Sierra Leone
Germany	Singapore
Ghana	Slovakia
Greece	Slovenia
Guatemala	Solomon Islands
Lithuania	Guinea

Guyana	Spain
Honduras	Sudan
Hong Kong	Suriname
Hungary	Swaziland
Iceland	Sweden
India	Switzerland
Indonesia	Taiwan
Iran	Tajikistan
Ireland	Tanzania
Israel	Thailand
Italy	Togo
Ivory Coast	Trinidad and Tobago
Japan	Tunisia
Jordan	Turkey
Kazakhstan	Uganda
Kenya	Ukraine
Korea, Republic of	United Arab Emirates
Kuwait	United Kingdom of Great Britain and Northern Ireland
Kyrgyzstan	United States of America
Laos	Uruguay
Latvia	Venezuela
Lebanon	Vietnam
Liberia	Zambia
Liechtenstein	Zimbabwe
South Africa

Annex II

Conflict Mineral	Processing Facility Name	Processing Facility Location
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Aurubis AG	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	Chimet S.p.A.	ITALY
Gold	Chugai Mining	JAPAN
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Dowa	JAPAN
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Materion	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies S.A.	SWITZERLAND

Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	PAMP S.A.	SWITZERLAND
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Precinox S.A.	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Royal Canadian Mint	CANADA
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	SAFINA A.S.	CZECHIA
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	T.C.A S.p.A	ITALY
Gold	REMONDIS PMR B.V.	NETHERLANDS
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF

Gold	Marsam Metals	BRAZIL
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	SAAMP	FRANCE
Gold	L'Orfebre S.A.	ANDORRA
Gold	8853 S.p.A.	ITALY
Gold	Italpreziosi	ITALY
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Bangalore Refinery	INDIA
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Safimet S.p.A	ITALY
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN
Tantalum	Asaka Riken Co., Ltd.	JAPAN
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	NPM Silmet AS	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Alpha	UNITED STATES OF AMERICA
Tin	Dowa	JAPAN
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Fenix Metals	POLAND
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA

Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Mineracao Taboca S.A.	BRAZIL
Tin	Minsur	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Timah Tbk Kundur	INDONESIA
Tin	PT Timah Tbk Mentok	INDONESIA
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	Thaisarco	THAILAND
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	PT Rajehan Ariq	INDONESIA
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tin	Metallo Belgium N.V.	BELGIUM
Tin	Metallo Spain S.L.U.	SPAIN
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIETNAM
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	PT Bangka Serumpun	INDONESIA
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA
Tin	PT Rajawali Rimba Perkasa	INDONESIA
Tin	Luna Smelter, Ltd.	RWANDA
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	A.L.M.T. Corp.	JAPAN

Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIETNAM
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tungsten	Masan Tungsten Chemical LLC (MTC)	VIETNAM
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA

Annex III

Conflict Mineral	Processing Facility Name	Processing Facility Location
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Aurubis AG	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	Chimet S.p.A.	ITALY
Gold	Chugai Mining	JAPAN
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Dowa	JAPAN
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Materion	UNITED STATES OF AMERICA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies S.A.	SWITZERLAND

Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	PAMP S.A.	SWITZERLAND
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Precinox S.A.	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Royal Canadian Mint	CANADA
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	SAFINA A.S.	CZECHIA
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	T.C.A S.p.A	ITALY
Gold	REMONDIS PMR B.V.	NETHERLANDS
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF

Gold	Marsam Metals	BRAZIL
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	SAAMP	FRANCE
Gold	L'Orfebre S.A.	ANDORRA
Gold	8853 S.p.A.	ITALY
Gold	Italpreziosi	ITALY
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Bangalore Refinery	INDIA
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Safimet S.p.A	ITALY
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN
Tantalum	Asaka Riken Co., Ltd.	JAPAN
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mineracao Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	NPM Silmet AS	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Ltd.	JAPAN

Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	PRG Dooel	NORTH MACEDONIA
Tantalum	CP Metals Inc.	UNITED STATES OF AMERICA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Alpha	UNITED STATES OF AMERICA
Tin	Dowa	JAPAN
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Fenix Metals	POLAND
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Mineracao Taboca S.A.	BRAZIL
Tin	Minsur	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Timah Tbk Kundur	INDONESIA
Tin	PT Timah Tbk Mentok	INDONESIA
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	Thaisarco	THAILAND
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	PT Rajehan Ariq	INDONESIA
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tin	Metallo Belgium N.V.	BELGIUM

Tin	Metallo Spain S.L.U.	SPAIN
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIETNAM
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	PT Bangka Serumpun	INDONESIA
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA
Tin	Luna Smelter, Ltd.	RWANDA
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA
Tin	Precious Minerals and Smelting Limited	INDIA
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIETNAM
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tungsten	Masan Tungsten Chemical LLC (MTC)	VIETNAM
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION

Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA
Tungsten	PT Rajawali Rimba Perkasa	INDONESIA
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION